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                                                                EXHIBIT 10.3(c)

[LETTERHEAD OF PLAYBOY ENTERPISES, INC. APPEARS HERE]

  DATE      October 11, 1996
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  TO        Herb Laney
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  FROM      Christie Hefner
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  SUBJECT:  Employment Terms
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     This memo restates and supersedes our prior letter to you of February 26,
     1993 and my memo to you of this year dated May 1, 1996, both of which are terminated as of the date hereof.

     Effective with the fiscal year commencing July 1, 1996, you will carry the title of Senior Vice President and President, Catalog Group. Your salary will continue to be $275,000 per year.

     The terms of, and your entitlement to compensation under, your special incentive compensation plan for the fiscal years ending June 1, 1997, 1998 and 1999 will be governed exclusively by the 1996 Playboy Enterprises, Inc. Incentive Compensation Plan for Herbert M. Laney (the "Plan"), a copy of which has been provided to you. You understand and agree that your entitlement to such compensation with respect to such periods is subject to, and contingent upon, approval by the Company's stockholders of the Plan at the Company's annual meeting of stockholders scheduled to be held November 13, 1996, and any and all rights thereunder shall be void and of no force and effect should the Company's stockholders not approve the Plan.

     If your employment is terminated for any reason other than cause, you will receive a full year's severance.

     Herb, I am very pleased to memorialize the terms of your arrangement with the Company. You continue to exhibit exceptional performance, innovation and enthusiasm for the catalog business. We have great expectations for growth in this group for the next several years.

          ACCEPTED AND AGREED TO:


          /s/ Herb Laney
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          Herb Laney

          Date  October 14, 1996
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